Presidential® Managed Risk 2020 Fund
(formerly PresidentialSM Protected Profile 2020 Fund)
(Class A, Class C, and Class I)
Summary Prospectus
January 28, 2014
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.LincolnFinancial.com/retail. You can also get this information at no cost by calling 800-234-3500 or by sending an e-mail request to customerfeedback@lfg.com. The Fund’s Prospectus and Statement of Additional Information, both dated January 28, 2014, are incorporated by reference into this Summary Prospectus.
Investment Objective
The investment objective of the Fund is to seek the highest total return over time with an increased emphasis on capital preservation as the target date approaches. Thereafter, an emphasis will be placed on high current income with a secondary focus on capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds. More information about these and other discounts is available in the “Classes of Fund Shares” section of this Prospectus or from your financial advisor. Unless you are eligible for a waiver, if you sell (redeem) your Class C shares during the first year, you will pay a contingent deferred sales charge (“CDSC”) of 0.50%.
Shareholder Fees
(Fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases	5.75%	None	None
Maximum Deferred Sales Charge (Load)	None [1]	0.50%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
[1]	Purchases of $1 million that are redeemed within 18 months may be subject to a fee of 1.00%.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fee	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1 fees)	0.25%	0.50%	None
Other Expenses	1.76%	1.76%	1.76%
Shareholder Service Fee	0.15%	0.15%	0.15%
Acquired Fund Fees and Expenses (AFFE)	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses[1]	2.71%	2.96%	2.46%
Less Fee Waiver and Expense Reimbursement[2]	(1.66%)	(1.66%)	(1.66%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	1.05%	1.30%	0.80%
[1] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[2] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets of the Fund. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE and Shareholder Service Fees) exceed 0.75% of the Fund’s average daily net assets for Class A, 1.00% for Class C and 0.50% for Class I. Both agreements will continue at least through January 28, 2015 and cannot be terminated before that date without the mutual agreement of the Trust’s board of trustees and the adviser.
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Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund’s shares for the time periods indicated and then redeem all your shares at the end of those periods (except where otherwise noted). The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The figures reflect the expense limitation for only the first year. Your actual costs may be higher or lower than this example.
	1 year	3 years	5 years	10 years
Class A	$676	$1,219	$1,788	$3,326
Class C	$182	$ 759	$1,411	$3,162
Class C (if you do not redeem your shares)	$132	$ 759	$1,411	$3,162
Class I	$ 82	$ 607	$1,160	$2,670
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, will invest 80% or more of its assets in underlying funds, including exchange traded funds (“underlying funds”). The Fund will also employ an actively-managed risk management strategy (the “risk management strategy”), which seeks to stabilize the Fund’s overall portfolio volatility.
Underlying Fund Allocation Strategy. At least 80% of the Fund’s assets will be invested in underlying funds. The Fund will invest primarily in underlying funds that employ a passive investment style, i.e., index funds, although it also may invest in actively managed underlying funds. The Fund's largest allocation will be to underlying funds that primarily invest in domestic and foreign equity securities, including large-, medium- and small-cap equities and both growth and value equity securities. The foreign equity securities held by the underlying funds will be from issuers in both developed and emerging markets. A smaller allocation will be made to underlying funds that primarily invest in domestic and global fixed income securities, including mortgage-backed and inflation-indexed bonds.
On at least a quarterly basis, the adviser will evaluate the need to add, remove and/or re-weight the underlying funds in the Fund’s asset allocation model. The adviser will also periodically rebalance the weightings in the underlying funds to the asset allocation model. In general, the adviser does not anticipate making frequent changes in the asset allocation model and will not attempt to time the market.
On at least an annual basis, the adviser will reassess and make any necessary revisions in the Fund’s asset allocation model, including revising the asset class weightings in the model. The maximum amount of change to the model’s asset class allocations that would be made in one year is plus or minus 10%.
Risk Management Strategy. The adviser may invest up to 20% of the Fund’s net assets in the risk management strategy. As part of the risk management strategy, the adviser will invest the portion of the Fund not invested in underlying funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. The risk management strategy consists of using hedging instruments (short positions in exchanged-traded futures contracts) to stabilize overall portfolio volatility. “Volatility” in this context means variance in the Fund’s investment returns. Although the adviser is permitted to invest up to 20% in this strategy, under normal market conditions the adviser generally expects to invest less than 10% of the Fund’s net assets in the strategy. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The adviser will seek to hedge currency risk involved in foreign futures contracts.
The adviser selects individual futures contracts on equity indices of domestic and foreign markets that it believes will have prices that are negatively correlated to the Fund’s equity exposure. The adviser will sell (short) futures contracts on these indices to decrease the Fund's aggregate economic exposure to equities based on the adviser's evaluation of market volatility and downside equity market risk. The short futures contracts increase in value as equity markets decline.
The adviser will regularly adjust the level of exchange-traded futures contracts to manage the Fund's overall portfolio volatility. The Fund's target volatility will adjust over time in relation to the target date. The risk management strategy would allow for more volatility of the Fund's returns the further the Fund is from the target date, but seeks to more tightly control the volatility of the Fund's returns as the investor reaches retirement and as the investor ages. Even in periods of low volatility in the equity markets, the adviser will continue to use the hedging techniques to preserve gains after favorable market conditions and reduce losses in adverse market conditions. The amount of exchange-traded futures in the Fund will fluctuate daily based upon market conditions. On at least an annual
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basis, the level of exchange-traded futures held will be adjusted for any changes to the asset allocation model. This will ensure that the risk management strategy aligns the Fund’s portfolio volatility with the adviser’s current assessment of overall market risk and general economic climate.
The Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree.
Target Date Strategy. The Fund is designed for investors planning to retire close to the year 2020 (target date). The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. Before investing in the Fund, an investor should consider, in addition to age and retirement date, other factors such as the investor’s risk tolerance, personal circumstances, and complete financial situation.
The adviser invests the Fund in underlying funds in accordance with an asset allocation between equity securities and fixed income securities. Over time, the asset allocation model will change according to a predetermined “glide path” shown in the chart below. As the glide path shows, the Fund’s asset mix becomes more conservative as time elapses. In addition, the Fund's target volatility of returns under the risk management strategy also becomes more conservative as time elapses. These features reflect the desire to gradually reduce investment risk and volatility both as the retirement date approaches, as well as through the retirement years in an effort to preserve capital during retirement.
Under normal circumstances, the adviser will invest at least 80% of the Fund's assets in underlying funds. Approximately 60% of these underlying funds will invest primarily in equity securities and 40% will invest primarily in fixed income securities. At the target date, at least 80% of the Fund’s assets are anticipated to be invested in underlying funds. Approximately 55% of these assets at the target date will be in underlying funds that invest primarily in equity securities and 45% in underlying funds that invest primarily in fixed income securities. The Fund’s aggregate economic exposure to equities at the target date may vary between a low of approximately 10% in extreme market conditions and a high of 55% in more benign markets. Under normal market conditions, the adviser expects the Fund’s aggregate economic exposure to equities at the target date to be between 35% and 55%.
After the Fund reaches its designated retirement year, it will continue to be managed according to an asset allocation model that becomes increasingly conservative over time, until approximately twenty years after retirement (landing date) when the Fund is expected to maintain a static allocation of approximately 25% of its assets in underlying funds that invest primarily in equity securities. At the landing date, as a result of the risk management strategy, the Fund's net economic exposure to equities may vary between a low of approximately 10% in extreme market conditions and a high of 25% in more benign markets. Under normal market conditions, the adviser expects the Fund's aggregate economic exposure to equities at the landing date to be between 15% and 25%.
The Fund is non-diversified for purposes of the Investment Company Act of 1940 (“1940 Act”), and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, the Fund indirectly owns a broad mix of equity securities (stocks) and fixed income securities (bonds).
Principal Risks
All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. In addition, Fund shareholders indirectly bear the expenses charged by the underlying funds. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio securities may decline. As a result, your investment in a fund may decline in value and you could lose money.
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•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities. A fund with a longer average portfolio maturity or duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio maturity or duration.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
•	Call Risk. Call risk is the risk that a bond issuer will redeem its callable bonds before they mature. Call risk is greater during periods of falling interest rates because the bond issuer can call the debt and reissue the debt at a lower rate.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•	Foreign Securities Risk. Foreign securities have additional risks that are not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign stocks include the risk of loss from foreign government or political actions. Investing in foreign securities may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates.
•	Geographic Concentration Risk. Geographic concentration risk is the risk that the market, currency, economic, political, regulatory, geopolitical, or other conditions in the specific countries or regions in which a fund concentrates its investments could be more volatile than those of more geographically-diversified funds.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. Futures contracts held in short positions may not provide an effective hedge of the underlying securities or indices because changes in the prices of futures contracts may not track those of the securities or indices they are intended to hedge.
•	Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
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•	Non-Diversification Risk. When a mutual fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the performance of the Fund's Class A shares varied from year to year; and (b) how the Fund's average annual returns for the various periods compare with those of a broad measure of market performance. Information also has been provided for the 2020 Composite, an index compiled by the adviser, which is currently constructed as follows: 29% Barclays Capital U.S. Aggregate Bond Index, 11% Barclays Capital U.S. TIPS Index, 40% Wilshire 5000 Total Market IndexSM, 18% MSCI EAFE Index (net dividends), and 2% MSCI Emerging Markets Index (net dividends). Additionally, information has been provided for the 2020 Blended Risk Control Composite, an index compiled by the adviser, which is currently constructed as follows: 29% Barclays Capital U.S. Aggregate Bond Index, 11% Barclays Capital U.S. TIPS Index, 40% S&P 500 Daily Risk Control 10% Index, 18% MSCI EAFE Risk Control 10% Index (net dividends) and 2% MSCI EM Risk Control 10% Index (net dividends). The bar chart shows performance of the Fund's Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance for the Fund is updated daily, monthly, and quarterly and may be obtained at: www.lfg.com/presidential.
During the periods shown above in the chart, the Fund's highest return for a quarter occurred in the 1st quarter of 2012 at: 6.00%.
The Fund's lowest return for a quarter occurred in the 2nd quarter of 2012 at: (1.63%).
	Average Annual Total Returns For periods ended 12/31/13
	1 year	Lifetime Since inception (11/2/11)
Class A return before taxes	3.90%	5.53%
Class A return after taxes on distributions	3.43%	5.07%
Class A return after taxes on distributions and sale of Fund shares	2.23%	4.11%
Class C return before taxes	9.52%	8.16%
Class I return before taxes	10.64%	8.72%
Wilshire 5000 Total Market IndexSM (reflects no deductions for fees, expenses or taxes)	33.06%	24.22%
2020 Composite (reflects no deductions for fees, expenses or taxes)	14.67%	12.79%
2020 Blended Risk Control Composite (reflects no deductions for fees, expenses or taxes)	11.01%	8.40%
After-tax performance is presented only for Class A shares. The after-tax returns for other classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.
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Investment Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
LIA Portfolio Managers	Company Title	Experience w/Fund
Kevin J. Adamson	Vice President, Chief Operating Officer	Since November 2011
David A. Weiss	Vice President, Chief Investment Officer	Since November 2011
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business. Shares may be purchased or redeemed:
•	through your financial advisor,
•	by regular mail to Lincoln Financial Group, P.O. Box 7876, Fort Wayne, IN 46801, or
•	by overnight courier service to Lincoln Financial Group, Attn: Presidential Funds/Alliance, 1300 S. Clinton Street, Fort Wayne, IN 46802.
The minimum initial purchase for most accounts is $1,000. If you have any questions, contact a client services representative at 800-234-3500.
Some classes in this prospectus may not be available in your state. Class C shares are not offered in Montana and Oklahoma.
Tax Information
The Fund intends to make distributions to shareholders that may be taxed as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies (including the adviser) may pay the intermediary for the sale of those Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.
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